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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion and incorporation by reference in this registration statement on Form S-3 of our report dated January 25, 1995, on our audit of the financial statements of CyberOptics Corporation as of December 31, 1994 and for the year then ended. We also consent to the references to our Firm under the captions "Selected Financial Data" and "Experts."



                                        COOPERS & LYBRAND L.L.P.

Minneapolis, Minnesota
August 9, 1995